EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. 1350

I, Frank Slootman, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Data Domain, Inc. on Form 10-Q for the period ended March 31, 2009, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Data Domain, Inc.

Date: May 8, 2009	By:	/s/ FRANK SLOOTMAN
Frank Slootman
Chief Executive Officer